Exhibit 23.3

             Consent of Deloitte & Touche LLP, Independent Auditors



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                                                                    EXHIBIT 23.3


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Ligand Pharmaceuticals Incorporated on Form S-8 of our report dated February 23, 2001, appearing in the Annual Report on Form 10-K of Ligand Pharmaceuticals Incorporated for the year ended December 31, 2000.





/s/ Deloitte & Touche LLP



San Diego, California
July 27, 2001